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                                          EXHIBIT 21
                                         SUBSIDIARIES

550 West Germantown Pike LLC
550 West Germantown Pike Manager LLC
555 Scott Street Associates, L.P.
555 Scott Street LLC
Campus Village Shopping Center Joint Venture
Cedar Crest Associates, L.P.
Cedar Crest GP LLC
Century Plaza Associates, L.P.
Cherry Square MCV Associates, L.P.
Chesterbrook Village Center Associates, L.P.
Chesterbrook Village Center LLC
Collegeville Plaza Assocaites, L.P.
Collegeville Plaza LLC
Coral Hills Associates GP LLC
Coral Hills Associates Limited Partnership
County Line Plaza Realty Associates, L.P.
County Line Plaza Realty LLC
CP General Partner LLC
Culpeper Shopping Center Joint Venture
CV GP LLC
CV GP LP
CV OP Holdings, LLC
CV Partner Holdings, L.P.
CV Warehouse 75 L.P.
CV Warehouse 75 LLC
CV Warehouse 76 L.P.
CV Warehouse 76 LLC
CV Warehouse 78 L.P.
CV Warehouse 78 LLC
Danville Plaza Assocites, L.P.
Danville Plaza LLC
DX Property L.P.
DX Property LLC
Fox Run, Limited Partnership
Gilbertsville Plaza Associates L.P.
Gilbertsville Plaza LLC
Glenmont Associates L.P.
Glenmont LLC
GRX Realty LLC
GRX Realty, L.P.
Hillcrest Plaza GP LLC


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Hillcrest Plaza Limited Partnership
Hillcrest Plaza II LLC
Hilcrest Plaza II Manager, LLC
Killingly Plaza LLC
Killingly Plaza Manager LLC
KR 69th Street GP LLC
KR 69th Street, L.P.
KR Bainbridge LLC
KR Bainbridge Manager LLC
KR Barn GP LLC
KR Barn, L.P.
KR Best Associates GP LLC
KR Best Associates, L.P.
KR Bradford Mall GP LLC
KR Bradford Mall, L.P.
KR Brookhaven LLC
KR Campus GP LLC
KR Campus II GP LLC
KR Cary LLC
KR Circleville LLC
KR Collegetown LLC
KR Columbia LLC
KR Columbia Manager LLC
KR Columbia II LLC
KR Columbia II Manager LLC
KR Columbus LLC
KR Culpeper GP LLC
KR Culpeper II GP LLC
KR Development GP LLC
KR Development, L.P.
KR Douglasville LLC
KR Flint LLC
KR Fox Run GP LLC
KR Harrodsburg LLC
KR Harrodsburg Manager LLC
KR Hillcrest Mall, LLC
KR Holcomb LLC
KR Jefferson City  LP LLC
KR Jefferson City GP LLC
KR Jefferson City, L.P.
KR Livonia LLC
KR Mableton LLC
KR MacArthur Associates GP LLC
KR MacArthur Associates, L.P.
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KR Manchester LLC
KR Marumsco GP LLC
KR Marumsco II GP LLC
KR Morganton LLC
KR Morganton Manager LLC
KR Northpark Associates GP LLC
KR Orange LLC
KR Park Plaza LLC
KR Parkway Plaza LLC
KR Pensacola II LLC
KR Pensacola LLC
KR Pilgrim GP LLC
KR Pilgrim, L.P.
KR Snellville LLC
KR Spartanburg LLC
KR Spartanburg Manager LLC
KR Staunton LLC
KR Street Associates GP LLC
KR Street Associates, L.P.
KR Suburban GP LLC
KR Suburban, L.P.
KR Summerville LLC
KR Tifton LLC
KR Tower Plaza LLC
KR Tower Plaza Manager LLC
KR Trust One LLC
KR Trust One Manager, LLC
KR Valley Forge GP LLC
KR Valley Forge, L.P.
KR Vidalia LLC
KR Wampanoag LLC
KR Wampanoag Manager LLC
Kramont Enterprises, Inc.
Kramont Operating Partnership L.P.
KRT Property Holdings LLC
KRT Union LLC
KRT Union Manager LLC
Lakewood Plaza 9 Associates, L.P.
Lilac DE LLC
Lilac DE Manager LLC
Marlton Plaza Associates II, L.P.
Marlton Plaza Associates II, L.P.
Marlton Plaza Associates, L.P.
Marlton Plaza II LLC
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Marlton Plaza LLC
Marumsco Jefferson Joint Venture
Mount Carmel Plaza Associates, L.P.
Mount Carmel Plaza LLC
MX Realty, L.P.
MX Realty, LLC
New Holland Plaza Associates, L.P.
New Holland Plaza LLC
Newtown Village Plaza L.P.
Newtown Village Plaza LLC
North Penn Marketplace Associates, L.P.
North Penn Marketplace LLC
Northpark Associates, L.P.
Parkway Plaza II LLC
Plymouth Plaza Associates, L.P.
Plymouth Plaza LLC
Recreation Mortgages, L.P.
Recreation Mortgages, LLC
Rio Grande Associates, L.P.
Rio Grande LLC
Springfield Office LLC
Springfield Office Manager LLC
Springfield Supermarket LLC
Springfield Supermarket Manager LLC
Suvill Realty LLC
Village Plaza LLC
Village Plaza Manager LLC
Wellington Ridge LLC
Wellington Ridge One, L.P.
Woodbourne Square LLC
Woodbourne Square, L.P.
WX Realty, L.P.
WX Realty, LLC